February 19, 2015

TOUCHSTONE INVESTMENT TRUST

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated January 30, 2015

At a meeting of the Board of Trustees of Touchstone Investment Trust (the “Board”) held on February 12, 2015, the Board rescinded the plans to close and liquidate each of Touchstone Institutional Money Market Fund and Touchstone Money Market Fund (each, a “Fund” and together, the “Funds”).  In addition, the Board approved, with respect to each Fund, an Agreement and Plan of Reorganization (the “Agreement”) between the Fund and a comparable money market fund advised by The Dreyfus Corporation (“Dreyfus”), pursuant to which the Fund would be reorganized on a tax-free basis with and into the applicable Dreyfus money market fund.

Specifically, pursuant to Touchstone Institutional Money Market Fund’s Agreement, Touchstone Institutional Money Market Fund will be reorganized into Dreyfus Cash Management, advised by Dreyfus, and shareholders of Touchstone Institutional Money Market Fund will become shareholders of Institutional Class shares of Dreyfus Cash Management (a “Reorganization”).

Pursuant to Touchstone Money Market Fund’s Agreement, Touchstone Money Market Fund will be reorganized into General Money Market Fund, Inc., advised by Dreyfus, and Class A and Class S shareholders of Touchstone Money Market Fund will become shareholders of Class A shares of General Money Market Fund, Inc. (also, a “Reorganization”).

A combined special meeting of shareholders of each of Touchstone Institutional Money Market Fund and Touchstone Money Market Fund is expected to be held on or about May 8, 2015 and approval of each Agreement will be voted on at that time.  A joint proxy statement/prospectus containing more information regarding each Reorganization will be provided in advance of the meeting to shareholders of record of Touchstone Institutional Money Market Fund and Touchstone Money Market Fund as of March 10, 2015.  If an Agreement is approved at the combined special meeting and certain conditions required are satisfied, the Reorganization is expected to take place on or about June 5, 2015.

The Funds will remain closed to new investors.  The Funds’ checkwriting feature is being maintained for shareholders currently using that service, but, in light of the proposed Reorganizations, new checkbooks will not be issued.  Any checks written against a Fund’s shares will be honored until the close of the Reorganizations on or about June 5, 2015 to the extent there are sufficient assets to clear those checkwriting drafts.  Please note that General Money Market Fund, Inc. has a checkwriting feature that may be utilized post-Reorganization, pending shareholder approval of the Reorganization of Touchstone Money Market Fund.

Transactions from automatic investment plans or systematic withdrawal plans will continue to occur until the close of the Reorganizations on or about June 5, 2015.  Subsequent to the Reorganizations, automatic investment plan and systematic withdrawal plan transactions will continue in the Dreyfus fund referenced above unless the shareholder instructs otherwise.

This supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-55-TINT-S1-1502